Exhibit 10.43

DATED the 4th day of October, 2002

BETWEEN

KANATA RESEARCH PARK CORPORATION

OF THE FIRST PART

AND

COLEY PHARMACEUTICAL GROUP LTD.

OF THE SECOND PART

AND

COLEY PHARMACEUTICAL GROUP INC.

OF THE THIRD PART

AMENDMENT TO LEASE

THIS AGREEMENT made the 4th day of October, 2002

BETWEEN

KANATA RESEARCH PARK CORPORATION

(the “Landlord”)

OF THE FIRST PART,

AND

COLEY PHARMACEUTICAL GROUP LTD.

(Hereinafter called the “Tenant”)

OF THE SECOND PART

AND

COLEY PHARMACEUTICAL GROUP INC.

(Hereinafter called the “Indemnitor”)

OF THE THIRD PART

AMENDMENT TO LEASE

By written lease dated the 5th day of July, 2002 (the “Lease”), the Tenant leased from the Landlord approximately Twenty Five Thousand Nine Hundred and Thirteen (25,913) rentable square feet of space on the first (1st) floor and part of the second (2nd) in the building known municipally as 340 Terry Fox Drive, City of Ottawa (the “Building”).

The Tenant wishes to lease additional space from the Landlord and the landlord is in agreement therewith.

In consideration of the rents, covenants and conditions set out in this Agreement, the Landlord and Tenant agree as follows:

1.	The Tenant hereby agrees to lease from the Landlord additional space comprising approximately Five Hundred and Fifty Six (556) rentable square feet of space on the third (3rd) floor in the Building (the “Additional Leased Premises”) commencing October 1st, 2002 and ending the fourteenth (14th) day of September 2012 unless otherwise specified herein. The parties acknowledge that the foregoing calculation of the area of the Additional Leased Premises has been estimated only and that the actual area of the Additional Leased Premises and the Building shall be subject to certification by the Landlord. The Additional Leased Premises are more particularly outlined on the floor plan attached as Schedule “B1(A) and Bl(B)”.

2.	The Lease shall be amended effective October 1st, 2002 as follows:

a)	Paragraph 1.00 shall be amended by adding after the words “(herein called the Leased Premises)” the words and numbers “and Five Hundred and Fifty Six (556) rentable square feet of space on the third (3rd) floor (“Additional Leased Premises”)”.

b)	Paragraph 1.00 shall also be amended by adding prior to the last sentence of the paragraph the following: “The Additional Leased Premises are more particularly outlined on the floor plan annexed hereto and marked as Schedule “B1(A) and B1(B)”.

c)	Paragraph 1.00 shall also be amended by adding in the last sentence both times after the words “Leased Premises” the words “and Additional Leased Premises”.

d)	Paragraph 1.00 shall also be amended by adding to the end of the paragraph the following sentence: “Unless otherwise specified herein, all references to Leased Premises in the Lease shall include the Additional Leased Premises”.

e)	Paragraph 1.01 (c) shall be deleted and the following paragraph 1.01 (c) added in substitution:

“Tenant’s Proportionate Share” means thirty eight point four seven (38.47%) percent provided the said percentage may be varied based on the actual area of the Leased Premises and the Building as certified by the Landlord.”

f)	Paragraph 3.00 “RENT – Basic Rent”, shall be amended by adding the following table:

Year of Term	Rental Rate Per Sq. Foot Per Annum	For Additional Leased Premises	For Common Area	Total Per Annum
1-10	$13.00	$6,453.57	$774.43	$7,228.00

herein called “Annual Rent”. The Annual Rent will be adjusted proportionately for any lease year which is other than 12 months.”

g)	The attached Schedule “Bl” shall be added to the Lease.

3.	There shall be no leasehold improvement allowance provided by the Landlord for the Additional Leased Premises. Any improvements made by the Tenant to the Additional Leased Premises shall be made subject to the terms and provisions of the Lease and at it’s sole cost and expense.

SAVE AND EXCEPT as set out herein all other terms and conditions of the Lease shall remain unchanged and shall apply to all capitalized terms used herein shall have the same meaning as in the Lease.

(This space intentionally left blank)

IN WITNESS WHEREOF the parties hereto have signed this Agreement by their duly authorized signing representatives.

SIGNED, SEALED AND DELIVERED

In the Presence of:

KANATA RESEARCH PARK
CORPORATION

Per:	/s/ Bronwen Heins
Name:	Bronwen Heins
Title:	President

I have the authority to bind the corporation.

COLEY PHARMACEUTICAL GROUP LTD.

Per:	/s/ Robert Bratzler
Name:	Robert Bratzler
Title:	President

I have the authority to bind the corporation.

COLEY PHARMACEUTICAL GROUP INC.

Per:	/s/ Robert Forrester
Name:	Robert Forrester
Title:	Asst. Secretary

I have the authority to bind the corporation.